INTEGRITY MUTUAL FUNDS, INC. AND SUBSIDIARIES	Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Integrity Mutual Funds, Inc. (the "Company) on Form 10-KSB for the year ended December 31, 2006, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Mark R. Anderson, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of my knowledge:

(1)           the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2007	By /s/ Mark R. Anderson

Mark R. Anderson
Chief Executive Officer,
President, and Director